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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

April 27, 2005

To Our Shareholders:

    We are pleased to submit to you our report for Cohen & Steers Advantage Income Realty Fund for the quarter ended March 31, 2005. The net asset value at that date was $20.50 per common share. The fund's common stock is traded on the New York Stock Exchange and its share price can differ from its net asset value; at quarter end, the fund's closing share price on the NYSE was $19.49 per share. The total return, including income, for Cohen & Steers Advantage Income Realty Fund and the comparative benchmarks were:

                                                        TOTAL RETURN,
                                                    QUARTER ENDED 3/31/05
                                                 ---------------------------
                                                   MARKET         NET ASSET
                                                  PRICE(a)        VALUE (a)
                                                  --------        ---------
Cohen & Steers Advantage Income Realty
  Fund....................................          -10.5%           -8.7%
NAREIT Equity REIT Index(b)...............           -7.1%           -7.1%
Morgan Stanley REIT Preferred Index(c)....           -0.7%           -0.7%

    The asset mix of the fund at quarter-end consisted of 77.8% REIT common stocks, 20.7% preferred stocks and other fixed-income investments, and 1.5% cash. The preferred allocation provides diversification benefits and helps increase the income potential of the fund.

    During the quarter, three monthly dividends of $0.15 per share were paid to common shareholders. In addition, the fund's board of directors declared three monthly dividends of $0.15 per share, payable in April, May and June.

INVESTMENT REVIEW

    Over the past several quarters we have focused on the rebound in real estate fundamentals when determining the outlook for real estate stocks. The performance of real estate stocks during the past two years, in our view, demonstrates that the market has come to appreciate the budding turnaround in property occupancies and rents.

    More recently, however, forces outside the real estate industry have begun to shape the behavior of the REIT and broader markets. Headwinds have started to blow, perhaps not hard enough to endanger the U.S. economic

-------------------
(a) As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.
(b) The NAREIT Equity REIT Index ('Equity REITs') is an unmanaged market-capitalization-weighted index of all tax-qualified Equity REITs listed on the NYSE, AMEX, and the Nasdaq that have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.
(c) The Morgan Stanley REIT Preferred Index is an unmanaged index of all exchange-traded perpetual preferred securities of equity REITs, weighted by capitalization and considered representative of real estate preferred stock performance.

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

and real estate recoveries, but sufficient enough, we believe, to slow their pace and generate upheaval in some segments of the economy.

    The financial press has invoked a laundry list of concerns, including the trade deficit, the federal budget deficit, the over-consuming and financially stretched consumer, a housing bubble and fears of higher long-term interest rates. Our belief is that most of these are not immediately threatening. Our unease rests largely with rising oil prices and with the Federal Reserve's persistent monetary tightening. As the Fed reverses the accommodative monetary stance that returned the economy to a normal growth trajectory, we believe economic growth should moderate until these interest rate increases work their way through the system. The flattening yield curve (short-term and long-term interest rates almost equal) is hinting at this, as it typically does.

    REIT share prices have fallen farther than most of the broader equity market indexes, in an abrupt turnaround from last year. Health care, which had a
 - 11.2% total return, was the worst performing property sector in the first quarter -- not surprising given that, unlike most types of real estate, flattish lease terms tend to make this group more interest rate-sensitive. Industrial and mixed office/industrial REITs, returning - 10.5% and - 9.7%, respectively, were the next worst performing groups. Apparent profit taking in the first quarter made some of the best performing stocks last year the worst performers. Two mall companies, Mills Corporation and Macerich Company, and Maguire Properties, an office REIT, were among the poorest performing stocks in our portfolio, returning - 16.1%, - 14.2% and - 11.5%, respectively. Stock selection in the regional mall and office sectors were the largest detractors from our relative performance.

    Self-storage was the best performing property type in the quarter with a 0.8% total return. U-Store-It Trust, which returned 1.5%, was one of our best performing stocks. Our strongest investment was Equity Office Properties, which returned 5.2%. Our overweight in the office sector, which returned - 3.3%, driven in our view by the sustained recovery in office fundamentals, contributed significantly to our relative performance. The largest contributor to our performance during the quarter was our allocation to REIT preferred stocks. REIT preferreds, 20.4% of the portfolio, were down only slightly in the quarter, significantly exceeding REIT common stocks on a total return basis.

    Our view of why REIT share prices declined during the quarter is distinct from popular perception, and hence our outlook for the future is different as well. The conventional wisdom surrounding REITs is that their outperformance compared to the broader markets during the past five years necessitates that they are now overvalued. Additionally, many believe that interest rates are a key determinant of REIT stock prices and that the rise in interest rates will cause REITs to underperform -- despite historical evidence to the contrary. Finally, many fear that a continual rise in interest rates will burst the real estate 'bubble' -- a condition which, we believe, may exist in some overheated single-family housing markets but certainly not among commercial property types.

    Our perspective is somewhat different. We believe REITs' substantial outperformance in 2004 resulted in many individuals and institutions being over-allocated to the REIT asset class at the beginning of 2005, precipitating some re-balancing of portfolios away from REITs. Many investors have reduced their REIT holdings, which we believe reflects the dispassionate, disciplined re-allocation by long-time REIT investors. Perhaps a more

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                                       2




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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

simple explanation is that, after strong returns, investors merely took profits, in a financial market environment that already was subject to overall poor investor sentiment.

    In the meantime, despite this choppy period in the market for REITs, many companies took advantage of expanding acquisition opportunities. We believe that most commercial property types are in recovery in most regions of the U.S., and that REITs, in response, are beginning to expand their portfolios more rapidly. The flow of real estate assets from private hands to public companies has accelerated dramatically in the last quarter. Announcements of billion dollar acquisitions have become routine. However, in contrast to the mid-1990s when REITs made huge volumes of acquisitions and issued large amounts of common stock to pay for them, today's acquisitions appear to be financed largely with lower cost capital. In the first quarter alone, REITs announced purchases of over $10 billion of privately held real estate while raising only $1.3 billion of equity capital. These acquisitions can potentially enhance their growth rates and have increased the scope of property portfolios they control.

INVESTMENT OUTLOOK

    Many investors seem to be concerned that we are inevitably headed for a REIT bear market similar to the one that began in 1998. However, in early 1998, real estate fundamentals peaked after accelerating for six years. Buildings were full and a construction boom was underway. Valuations were excessive -- REITs traded at a 25% premium to the value of their underlying real estate assets -- and investor sentiment was positive. None of these conditions exist today, in our view.

    We believe that investors may want to consider the environment REITs faced in the 1994 period. The Fed had aggressively raised short-term interest rates from 3% to 5.5% by year-end, removing the accommodative monetary stimulus that had jump-started the economy out of the early-1990s recession. The rate of GDP growth and job growth slowed from white-hot levels to more sustainable levels and the economic expansion was able to sustain itself for another six years as a result. As the stock market began to incorporate expectations for a slowing economy, REIT returns moderated in 1994, to just 3.2% (the S&P 500 returned 1.3% in 1994), after generating average annual total returns of 23% the prior three years. As the economy stabilized after this 'mid-course correction,' REITs went on to generate an average return of 24% annually for the next three years.

    While the Fed's current tightening cycle will inevitably cause some dislocations, and while current economic growth may slow somewhat in the near term, we believe we are still at the beginning of a recovery in most real estate markets. REIT earnings growth, in our view, may not accelerate as quickly, near-term, as the economy undergoes this correction, although we believe there will be continued healthy growth. Very little new construction is underway and we believe replacement costs -- the long run determinant of real estate value -- will continue to rise with raw material costs. Vacancy rates have declined while effective rents have risen, a trend that we believe will continue. We therefore expect REITs to enjoy a strong period of internal growth, even without the benefit of new property acquisitions. In addition, we believe profitable acquisition and development opportunities exist for the skilled players who can access inexpensive capital.

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                                       3




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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

    By our estimates, REIT stocks are trading at approximately the value of their underlying assets. However, the most recent round of real estate asset sales would suggest that our estimates of asset value might be too low. It seems unusual at this stage in the cycle that REITs should trade at or below asset value, when, as we believe, fundamentals are improving and growth opportunities are plentiful. As a result we believe that REIT investments will continue to deliver competitive total returns.

Sincerely,

  MARTIN COHEN                               ROBERT H. STEERS
  MARTIN COHEN                               ROBERT H. STEERS
  President                                  Chairman


  JOSEPH M. HARVEY                           JAMES S. CORL
  JOSEPH M. HARVEY                           JAMES S. CORL
  Portfolio Manager                          Portfolio Manager


--------------------------------------------------------------------------------
             VISIT COHEN & STEERS ONLINE AT COHENANDSTEERS.COM

For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the REIT, utility and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.
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                                      4




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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.


--------------------------------------------------------------------------------
                             OUR LEVERAGE STRATEGY
                                  (UNAUDITED)

While we do not attempt to predict what future interest rates will be, it has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Our leverage strategy involves issuing auction market preferred shares (AMPS) to raise additional capital for the fund, with an objective of increasing the net income available for shareholders. As of March 31, 2005, AMPS represented 36% of the fund's managed net assets. Considering that AMPS have variable dividend rates, we seek to lock in the rate on a majority of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, we have fixed the rate on 55% of our borrowings at an average interest rate of 4.75%, for an average remaining period of 3.6 years (when we first entered into the swaps, the average term was 6.6 years). By locking in a large portion of our leveraging costs, we have endeavored to adequately protect the dividend-paying ability of the fund, which is one of the reasons the fund has been able to increase its monthly dividend on several occasions. The use of leverage increases the volatility of the fund's net asset value in both up and down markets. However, we believe that locking in a portion of the fund's leveraging costs for the term of the swap agreements partially protects the fund from any impact that an increase in short-term interest rates may have as a result of the use of leverage.
--------------------------------------------------------------------------------

                                LEVERAGE FACTS(a)

      Leverage (as % of managed net assets)...............    36%
      % Fixed Rate........................................    55%
      % Variable Rate.....................................    45%
      Average Rate on Swaps...............................  4.75%
      Average Term on Swaps...............................   3.6 years
      Current Rate on AMPS................................   3.2%

-------------------
(a) Data as of March 31, 2005. Information subject to change.

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                                       5




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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                                 MARCH 31, 2005
                                TOP TEN HOLDINGS
                                  (UNAUDITED)

                                                                               % OF
                                                                  MARKET      MANAGED
                                                                   VALUE      ASSETS
     SECURITY                                                   -----------   -------
 1.  Ventas...................................................  $34,504,704    4.19%
 2.  Mack-Cali Realty Corp....................................   30,754,570    3.73
 3.  Vornado Realty Trust.....................................   30,042,399    3.65
 4.  Reckson Associates Realty Corp. .........................   25,791,070    3.13
 5.  Liberty Property Trust...................................   25,421,550    3.08
 6.  Health Care Property Investors...........................   23,833,785    2.89
 7.  Equity Office Properties Trust...........................   23,435,114    2.84
 8.  Public Storage -- Series A...............................   22,483,248    2.73
 9.  Nationwide Health Properties, 7.677%, Series A...........   22,224,313    2.70
10.  Archstone-Smith Trust....................................   22,215,843    2.70

                                SECTOR BREAKDOWN
                           (Based on Managed Assets)
                                  (Unaudited)

    Cash & Liabilities in
     Excess of Other Assets......................................   1.63%
    Mortgage.....................................................   3.03%
    Hotel........................................................   3.70%
    Self Storage.................................................   3.87%
    Diversified..................................................  10.69%
    Shopping Center..............................................  13.87%
    Health Care..................................................  14.30%
    Office/Industrial............................................  34.60%
    Residential..................................................  14.31%


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                                       6




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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 2005 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                 OF SHARES       VALUE          YIELD(a)
                                                 ---------   --------------   ------------
EQUITIES                               153.56%(b)
  COMMON STOCK                         121.65%
    DIVERSIFIED                         13.16%
         Capital Trust -- Class A..............     66,200   $    2,196,516       6.63%
         Colonial Properties Trust.............    392,900       15,091,289       7.03
         Crescent Real Estate Equities Co. ....    692,800       11,320,352       9.18
         iStar Financial.......................    265,900       10,949,762       7.12
         Vornado Realty Trust..................    433,700       30,042,399       4.39
                                                             --------------
                                                                 69,600,318
                                                             --------------
    HEALTH CARE                         17.53%
         Health Care Property Investors........  1,015,500       23,833,785       7.16
         Healthcare Realty Trust...............    152,800        5,568,032       7.14
         Health Care REIT......................    379,500       12,144,000       7.50
         LTC Properties........................     32,100          556,935       6.92
         Nationwide Health Properties..........    799,400       16,155,874       7.32
         Ventas................................  1,382,400       34,504,704       5.77
                                                             --------------
                                                                 92,763,330
                                                             --------------
    HOTEL                                2.40%
         Hospitality Properties Trust..........    269,400       10,878,372       7.13
         Strategic Hotel Capital...............    124,500        1,830,150       5.99
                                                             --------------
                                                                 12,708,522
                                                             --------------
    INDUSTRIAL                           3.23%
         First Industrial Realty Trust.........    451,200       17,068,896       7.35
                                                             --------------
    MORTGAGE                             4.72%
         Gramercy Capital Corp.(c) ............    535,000        9,389,250       4.51
         Newcastle Investment Corp. ...........    527,337       15,609,175       8.45
                                                             --------------
                                                                 24,998,425
                                                             --------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.
(b) Percentages indicated are based on the net assets applicable to common shares of the fund.
(c) This security is restricted and cannot be resold without prior registration under the Securities Act of 1933 unless pursuant to an exemption therefrom. The fund prices this security at fair value using procedures approved by the fund's board of directors.

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                                       7




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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                 OF SHARES       VALUE           YIELD
                                                 ---------   --------------   ------------
    OFFICE                              35.79%
         Arden Realty..........................    529,100   $   17,910,035       5.97%
         BioMed Realty Trust...................     59,800        1,231,880       5.24
         Brandywine Realty Trust...............    633,100       17,980,040       6.20
         CarrAmerica Realty Corp. .............    627,800       19,807,090       6.34
         Equity Office Properties Trust........    777,800       23,435,114       6.64
         Highwoods Properties..................    393,300       10,548,306       6.34
         HRPT Properties Trust.................    753,900        8,978,949       7.05
         Kilroy Realty Corp. ..................     66,400        2,716,424       4.99
         Mack-Cali Realty Corp. ...............    726,200       30,754,570       5.95
         Maguire Properties....................    398,800        9,523,344       6.70
         Prentiss Properties Trust.............    606,500       20,718,040       6.56
         Reckson Associates Realty Corp. ......    840,100       25,791,070       5.53
                                                             --------------
                                                                189,394,862
                                                             --------------
    OFFICE/INDUSTRIAL                    4.80%
         Liberty Property Trust................    651,000       25,421,550       6.25
                                                             --------------
    RESIDENTIAL                         17.98%
       APARTMENT                        17.25%
         AMLI Residential Properties Trust.....    166,200        4,552,218       7.01
         American Campus Communities...........     89,100        1,871,100       6.43
         Archstone-Smith Trust.................    651,300       22,215,843       5.04
         AvalonBay Communities.................    179,400       12,000,066       4.25
         Camden Property Trust.................    228,600       10,751,058       5.40
         Education Realty Trust(a).............    150,000        2,494,500         --
         GMH Communities Trust.................    324,000        3,794,040       7.77
         Gables Residential Trust..............    385,900       12,850,470       7.00
         Home Properties.......................    222,100        8,617,480       7.24
         Mid-America Apartment Communities.....    223,200        8,146,800       6.49
         Town & Country Trust..................    150,000        3,967,500       6.50
                                                             --------------
                                                                 91,261,075
                                                             --------------
    MANUACTURED HOME                     0.73%
         Affordable Residential Communities....    304,700        3,854,455       9.88
                                                             --------------
         TOTAL RESIDENTIAL.....................                  95,115,530
                                                             --------------

-------------------
(a) Nonincome producing security.

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                 OF SHARES       VALUE           YIELD
                                                 ---------   --------------   ------------
    SELF STORAGE                         6.03%
         Extra Space Storage...................    213,200   $    2,878,200       6.74%
         Public Storage -- Series A............    802,400       22,483,248       8.74
         Sovran Self Storage...................     57,300        2,270,799       6.11
         U-Store-It Trust(a)...................    245,400        4,269,960        --
                                                             --------------
                                                                 31,902,207
                                                             --------------
    SHOPPING CENTER                     16.01%
       COMMUNITY CENTER                  6.70%
         Cedar Shopping Centers................    174,100        2,479,184       6.32
         Heritage Property Investment Trust....    307,000        9,111,760       7.08
         Inland Real Estate Corp...............     63,400          952,902       6.25
         Kramont Realty Trust..................    800,000       18,720,000       5.56
         New Plan Excel Realty Trust...........    151,700        3,809,187       6.57
         Urstadt Biddle
            Properties -- Class A..............     26,100          398,025       5.77
                                                             --------------
                                                                 35,471,058
                                                             --------------
       REGIONAL MALL                     9.31%
         CBL & Associates Properties...........     33,000        2,359,830       4.54
         Glimcher Realty Trust.................    402,100        9,529,770       8.11
         Macerich Co. .........................    358,100       19,079,568       4.88
         Mills Corp. ..........................    345,600       18,282,240       4.74
                                                             --------------
                                                                 49,251,408
                                                             --------------
         TOTAL SHOPPING CENTER.................                  84,722,466
                                                             --------------
              TOTAL COMMON STOCK
                (Identified
                 cost -- $464,120,538).........                 643,696,106
                                                             --------------

-------------------
(a) Nonincome producing security.

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                 OF SHARES       VALUE           YIELD
                                                 ---------   --------------   ------------
  PREFERRED STOCK                       31.91%
    DIVERSIFIED                          3.49%
         Colonial Properties Trust, 9.25%,
            Series C...........................      8,300   $      215,883       8.89%
         Crescent Real Estate Equities Co.,
            6.75%, Series A (Convertible)......    361,400        7,777,328       7.84
         Digital Realty Trust, 8.50%,
            Series A...........................     65,900        1,713,400       8.17
         Entertainment Properties Trust, 7.75%,
            Series B...........................     86,000        2,155,160       7.73
         iStar Financial, 8.00%, Series D......    111,000        2,818,845       7.89
         iStar Financial, 7.80%, Series F......     36,800          951,280       7.54
         iStar Financial, 7.65%, Series G......     75,300        1,892,289       7.59
         iStar Financial, 7.50%, Series I......     38,000          944,300       7.55
                                                             --------------
                                                                 18,468,485
                                                             --------------
    HEALTH CARE                          4.74%
         Health Care REIT, 7.625%, Series F....    114,900        2,872,500       7.62
         Nationwide Health Properties, 7.677%,
            Series A...........................    221,000       22,224,313       7.63
                                                             --------------
                                                                 25,096,813
                                                             --------------
    HOTEL                                3.37%
         FelCor Lodging Trust, $1.95, Series A
            (Convertible)......................    114,500        2,832,730       7.88
         FelCor Lodging Trust, 9.00%,
            Series B...........................     36,000          925,200       8.84
         FelCor Lodging Trust, 8.00%,
            Series C...........................     71,212        1,673,482       8.31
         Host Marriott Corp., 10.00%,
            Series B...........................     11,200          281,344       9.92
         Host Marriott Corp., 10.00%,
            Series C...........................     39,100        1,000,569       9.77
         Host Marriott Corp., 8.875%,
            Series E...........................     10,000          269,500       8.23
         Innkeepers USA, 8.00%, Series C.......     56,000        1,405,600       7.97
         LaSalle Hotel Properties, 10.25%,
            Series A...........................    200,000        5,340,000       9.60
         Strategic Hotel Capital, 8.50%,
            Series A, 144A.....................     87,900        2,186,512       8.54
         Sunstone Hotel Investors, 8.00%,
            Series A...........................     76,000        1,896,200       8.00
                                                             --------------
                                                                 17,811,137
                                                             --------------

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                                       10




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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                 OF SHARES       VALUE           YIELD
                                                 ---------   --------------   ------------
    OFFICE                               6.04%
         Alexandria Real Estate Equities,
            9.10%, Series B....................     53,900   $    1,418,109       8.74%
         Cousins Properties, 7.50%,
            Series B...........................    140,000        3,500,000       7.46
         HRPT Properties Trust, 8.75%,
            Series B...........................    128,000        3,421,440       8.18
         Highwoods Properties, 8.625%,
            Series A...........................     18,550       18,897,813       8.47
         Kilroy Realty Corp., 7.50%,
            Series F...........................     16,000          396,800       7.56
         Maguire Properties, 7.625%,
            Series A...........................     72,200        1,794,170       7.67
         SL Green Realty Corp., 7.625%,
            Series C...........................     40,000        1,014,000       7.55
         SL Green Realty Corp., 7.875%,
            Series D...........................     60,000        1,510,200       7.82
                                                             --------------
                                                                 31,952,532
                                                             --------------
    OFFICE/INDUSTRIAL                    4.02%
         PS Business Parks, 9.50%, Series D....    800,000       20,800,000       9.13
         PS Business Parks, 7.00%, Series H....     20,000          485,600       7.20
                                                             --------------
                                                                 21,285,600
                                                             --------------
    RESIDENTIAL                          4.31%
       APARTMENT                         4.24%
         Apartment Investment & Management Co.,
            9.375%, Series G...................     52,800        1,404,480       8.81
         Apartment Investment & Management Co.,
            10.10%, Series Q...................     18,600          486,948       9.64
         Apartment Investment & Management Co.,
            10.00%, Series R(a)................    611,800       16,090,340       9.51
         Associated Estates Realty Corp.,
            8.70%, Series B....................     70,000        1,792,000       8.50
         Mid-America Apartment Communities,
            8.30%, Series H....................    103,600        2,662,520       8.07
                                                             --------------
                                                                 22,436,288
                                                             --------------
       MANUFACTURED HOME                  0.07%
         American Land Lease, 7.75%,
            Series A...........................     15,000          382,500       7.64
                                                             --------------
         TOTAL RESIDENTIAL.....................                  22,818,788
                                                             --------------

-------------------
(a) 250,000 shares segregated as collateral for the interest rate swap transactions.

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                                       11

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                 OF SHARES       VALUE           YIELD
                                                 ---------   --------------   ------------
    SHOPPING CENTER                      5.60%
       COMMUNITY CENTER                  1.29%
         Cedar Shopping Centers, 8.875%,
            Series A...........................     32,000   $      840,000       8.45%
         Developers Diversified Realty Corp.,
            8.60%, Series F....................    100,000        2,629,000       8.18
         Federal Realty Investment Trust,
            8.50%, Series B....................     20,100          532,650       8.02
         New Plan Excel Realty Trust, 7.80%,
            Series D...........................     20,000        1,045,626       7.46
         Urstadt Biddle Properties, 8.50%,
            Series C...........................     16,000        1,760,000       7.73
                                                             --------------
                                                                  6,807,276
                                                             --------------
       REGIONAL MALL                     4.31%
         CBL & Associates Properties, 7.375%,
            Series D...........................    225,000        5,562,000       7.46
         Glimcher Realty Trust, 8.75%,
            Series F...........................     40,000        1,040,000       8.41
         Mills Corp., 9.00%, Series B..........     83,800        2,212,320       8.56
         Mills Corp., 9.00%, Series C..........     85,000        2,223,600       8.60
         Pennsylvania Real Estate Investment
            Trust, 11.00%, Series A............    125,600        7,341,320       9.41
         Simon Property Group, 8.375%,
            Series J...........................     33,800        2,197,000       6.44
         Taubman Centers, 8.30%, Series A......     88,600        2,234,492       8.23
                                                             --------------
                                                                 22,810,732
                                                             --------------
         TOTAL SHOPPING CENTER.................                  29,618,008
                                                             --------------
    SPECIALTY                            0.34%
         Capital Automotive REIT, 7.50%,
            Series A...........................     50,000        1,237,500       7.58
         Capital Automotive REIT, 8.00%,
            Series B...........................     22,500          587,250       7.66
                                                             --------------
                                                                  1,824,750
                                                             --------------
              TOTAL PREFERRED STOCK (Identified
                cost -- $152,867,817)..........                 168,876,113
                                                             --------------
              TOTAL EQUITIES (Identified
                cost -- $616,988,355)..........                 812,572,219
                                                             --------------

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                                       12

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                     PRINCIPAL
                                                      AMOUNT         VALUE
                                                    -----------   ------------
CORPORATE BOND                              0.38%
         Host Marriott LP, 9.50%, due 1/15/07
            (Identified cost -- $1,900,964)......   $ 1,900,000   $  2,014,000
                                                                  ------------
COMMERCIAL PAPER                            2.29%
         Prudential FDG Corp., 2.12%, due
            04/01/05 (Identified
            cost -- $12,133,000).................    12,133,000     12,133,000
                                                                  ------------
TOTAL INVESTMENTS (Identified
  cost -- $631,022,319)...............    156.23%                  826,719,219(a)
LIABILITIES IN EXCESS OF OTHER
  ASSETS..............................     (0.48)%                  (2,554,135)
LIQUIDATION VALUE OF AUCTION RATE
  CUMULATIVE PREFERRED SHARES
  SERIES M, SERIES W, AND SERIES TH
  (Equivalent to $25,000 per share
  based on 2,500 shares outstanding
  for Series M, Series W, and 2,040
  shares outstanding for
  Series TH)..........................    (33.26)%                (176,000,000)
LIQUIDATION VALUE OF AUCTION MARKET
  PREFERRED SHARES SERIES F28 AND
  SERIES T7 (Equivalent to $25,000 per
  share based on 2,160 shares
  outstanding for Series F28 and 2,600
  shares outstanding for
  Series T7)..........................    (22.49)%                (119,000,000)
                                          ------                  ------------
NET ASSETS APPLICABLE TO COMMON SHARES
  (Equivalent to $20.50 per share
  based on 25,810,480 shares of
  capital stock outstanding)..........    100.00%                 $529,165,084
                                          ------                  ------------
                                          ------                  ------------

-------------------
(a) At March 31, 2005, net unrealized appreciation was $195,696,900 based on cost for federal income tax purposes of $631,022,319. This consisted of aggregate gross unrealized appreciation on investments of $197,478,040 and aggregate gross unrealized depreciation on investments of $1,781,140.

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                                       13

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

NOTE 1. INVESTMENTS IN INTEREST RATE SWAPS

    The fund has entered into interest rate swap agreements with Salomon Swapco Inc., Royal Bank of Canada, and Merrill Lynch Derivative Products AG. Under the agreements the fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal values of the swaps. The fund has segregated 250,000 shares of Apartment Investment and Management Co., 10.00%, Series R as collateral for the interest rate swap transactions. Details of the swaps at March 31, 2005 are as follows:

                                                                                                    UNREALIZED
                                   NOTIONAL                 FLOATING RATE(a)                      APPRECIATION/
          COUNTERPARTY              AMOUNT     FIXED RATE   (RESET MONTHLY)   TERMINATION DATE    (DEPRECIATION)
--------------------------------  -----------  ----------   ---------------   -----------------   --------------
Merrill Lynch Derivative
  Products AG...................  $14,500,000   3.9950%         2.8500%        October 22, 2009    $   288,926
Royal Bank of Canada............  $14,500,000   2.7950%         2.7160%         October 2, 2007        488,813
Salomon Swapco Inc. ............  $31,250,000   5.3025%         2.8500%           July 30, 2006       (591,469)
Salomon Swapco Inc. ............  $19,125,000   3.4065%         2.8330%           June 18, 2007        319,633
Salomon Swapco Inc. ............  $31,250,000   5.5920%         2.8500%           July 30, 2008     (1,244,230)
Salomon Swapco Inc. ............  $19,125,000   4.0800%         2.8330%       December 18, 2009        370,933
Salomon Swapco Inc. ............  $31,250,000   5.8240%         2.8500%           July 30, 2011     (2,140,065)
                                                                                                   -----------
                                                                                                   $(2,507,459)
                                                                                                   -----------
                                                                                                   -----------

-------------------
(a) Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at March 31, 2005.

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                                       14

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                             FINANCIAL HIGHLIGHTS(a)
                           MARCH 31, 2005 (UNAUDITED)

                                                                           NET ASSET VALUE
                                                  TOTAL NET ASSETS            PER SHARE
                                             ---------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 12/31/04..............                 $592,137,381            $22.94
    Net investment income..................  $ 10,880,095                  $ 0.42
    Net realized and unrealized loss on
       investments and interest rate swap
       transactions........................   (60,354,756)                  (2.34)
Distributions from net investment income
  to:
    Common shareholders....................   (11,614,716)                  (0.45)
    Preferred shareholders.................    (1,882,920)                  (0.07)
                                             ------------                  ------
Net decrease in net asset value............                  (62,972,297)            (2.44)
                                                            ------------            ------
End of period: 3/31/2005...................                 $529,165,084            $20.50
                                                            ------------            ------
                                                            ------------            ------

                          AVERAGE ANNUAL TOTAL RETURNS
                   (PERIODS ENDED MARCH 31, 2005) (UNAUDITED)

   BASED ON NET ASSET VALUE              BASED ON MARKET PRICE
------------------------------       ------------------------------
               SINCE INCEPTION                      SINCE INCEPTION
ONE YEAR          (5/31/01)          ONE YEAR          (5/31/01)
--------       ---------------       --------       ---------------
 5.15%             19.79%             6.40%             16.76%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

                               REINVESTMENT PLAN

    We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker, as soon as possible to determine if you must change registration into your own name to participate.

-------------------
(a) Financial information included in this report has been taken from the records of the fund without examination by independent accountants.

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                                       15

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                               OTHER INFORMATION

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com, or (iii) on the Securities and Exchange Commission's (SEC) Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

    Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders on their 1099-DIV forms, which are mailed to shareholders after the close of each fiscal year. The fund may pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

    The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 1-800-330-7348, or
(ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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                                       16

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                                PRIVACY POLICY(a)

    In the course of doing business with Cohen & Steers, you may share personal information with us. We are committed to maintaining the privacy of this information and recognize the importance of preventing unauthorized access to it. You may provide personal information on account applications and requests for forms or other literature (such as your address and social security number) and through account transactions with us (such as purchases, sales and account balances). You may also provide us with this information through written, electronic and telephone account inquiries.

    We do not sell personal information about current and former customers to anyone, and we do not disclose it unless necessary to process a transaction, service an account or as otherwise required or permitted by law. For example, we may disclose information to companies that perform administrative or marketing services for Cohen & Steers, such as transfer agents, or printers that assist us in the distribution of investor materials. These organizations will use this information only for purposes of providing the required services or as otherwise may be required by law. We may also share personal information within the Cohen & Steers family of companies to provide you with additional information about our products and services.

    We maintain physical, electronic and procedural safeguards to protect your personal information. Within Cohen & Steers, we restrict access to your personal information to those employees who need it to perform their jobs, such as servicing your account or informing you of new products and services.

    The accuracy of your personal information is important. If you need to correct or update your personal or account information, please call us at 800-330-7348. We will be happy to review, correct or update your personal or account information.

-------------------
(a) This privacy policy applies to the following Cohen & Steers companies:
    Cohen & Steers Capital Management, Inc., Cohen & Steers Securities, LLC, Cohen & Steers Capital Advisors, LLC and the Cohen & Steers Funds.

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                                       17

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:


                FOR TOTAL RETURN:                                     FOR TOTAL RETURN:

                 COHEN & STEERS                                        COHEN & STEERS
                 REALTY SHARES                                   INSTITUTIONAL REALTY SHARES

    DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL        DESIGNED FOR INSTITUTIONAL INVESTORS SEEKING
    RETURN, INVESTING PRIMARILY IN REITS                MAXIMUM TOTAL RETURN, INVESTING PRIMARILY IN
    SYMBOL: CSRSX                                       REITS
                                                        SYMBOL: CSRIX

            FOR HIGH CURRENT INCOME:                              FOR CAPITAL APPRECIATION:

                 COHEN & STEERS                                        COHEN & STEERS
               REALTY INCOME FUND                                     REALTY FOCUS FUND

    DESIGNED FOR INVESTORS SEEKING HIGH CURRENT         DESIGNED FOR INVESTORS SEEKING MAXIMUM CAPITAL
    INCOME, INVESTING PRIMARILY IN REITS                APPRECIATION, INVESTING IN A LIMITED NUMBER OF
    SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 REITS AND OTHER REAL ESTATE SECURITIES
                                                        SYMBOLS: CSFAX, CSFBX, CSFCX, CSSPX

                FOR TOTAL RETURN:                                     FOR TOTAL RETURN:

                 COHEN & STEERS                                        COHEN & STEERS
           INTERNATIONAL REALTY FUND                                    UTILITY FUND

    DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL        DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL
    RETURN, INVESTING PRIMARILY IN INTERNATIONAL        RETURN, INVESTING PRIMARILY IN UTILITIES
    REAL ESTATE SECURITIES                              SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX
    SYMBOLS: IRFAX, IRFCX, IRFIX

               FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
          1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE
    FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER
        INFORMATION ABOUT THE FUND. PLEASE READ THE PROSPECTUS CAREFULLY
                               BEFORE INVESTING.

                                     COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

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                                       18

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

OFFICERS AND DIRECTORS                   KEY INFORMATION

Robert H. Steers                         INVESTMENT MANAGER
Director and chairman                    Cohen & Steers Capital Management, Inc.
                                         757 Third Avenue
Martin Cohen                             New York, NY 10017
Director and president                   (212) 832-3232

Bonnie Cohen                             FUND SUBADMINISTRATOR AND CUSTODIAN
Director                                 State Street Bank and Trust Company
                                         225 Franklin Street
George Grossman                          Boston, MA 02110
Director
                                         TRANSFER AGENT -- COMMON SHARES
Richard E. Kroon                         Equiserve Trust Company
Director                                 250 Royall Street
                                         Canton, MA 02021
Richard J. Norman                        (800) 426-5523
Director
                                         TRANSFER AGENT -- PREFERRED SHARES
Frank K. Ross                            The Bank of New York
Director                                 100 Church Street
                                         New York, NY 10007
Willard H. Smith Jr.
Director                                 LEGAL COUNSEL
                                         Simpson Thacher & Bartlett LLP
C. Edward Ward, Jr.                      425 Lexington Avenue
Director                                 New York, NY 10017

Adam Derechin                            New York Stock Exchange Symbol: RLF
Vice president and assistant treasurer
                                         Web site: cohenandsteers.com
Joseph M. Harvey
Vice president                           This report is for shareholder
                                         information. This is not a prospectus
John McLean                              intended for use in the purchase or
Chief compliance officer                 sale of fund shares. Past performance
                                         is of course no guarantee of future
Lawrence B. Stoller                      results and your investment may be
Assistant secretary                      worth more or less at the time you
                                         sell.

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                                       19

                                    COHEN & STEERS
                             ----------------------------
                             ADVANTAGE INCOME REALTY FUND


                                ----------------------
                                   QUARTERLY REPORT
                                    MARCH 31, 2005


COHEN & STEERS
ADVANTAGE INCOME REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017


Announcing our new open-end fund, Cohen & Steers International Realty Fund